UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): April 4, 2005

                                TIME WARNER INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-15062                    13-4099534
         --------                       -------                     ----------
(State or Other Jurisdiction    (Commission File Number)           (IRS Employer
    of Incorporation)                                        Identification No.)


                One Time Warner Center, New York, New York 10019
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                  212-484-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

Time Warner Inc. (the "Company") today announced that its Board of Directors has approved an increase in the size of the Board of Directors from 13 to 15 effective at the Company's Annual Meeting of Stockholders scheduled to be held on May 20, 2005, and has nominated two new candidates for election to the Board at the Stockholders Meeting. The two new nominees are Jessica P. Einhorn, Dean of the Paul H. Nitze School of Advanced International Studies (SAIS) at Johns Hopkins University, and Deborah C. Wright, Chairman, President and CEO of Carver Bancorp, Inc. A copy of the press released issued by the Company is furnished as
Exhibit 99.1 to this report.

The Company does not intend for this Item 7.01 or Exhibit 99.1 to be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or to be incorporated by reference into filings under the Securities Act of 1933.


Exhibit           Description
-------           -----------

99.1 Press release issued April 4, 2005 by the Company and furnished pursuant to Item 7.01, Regulation FD Disclosure.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TIME WARNER INC.


                                  By: /s/ James W. Barge
                                     -------------------------------------------
                                     Name:  James W. Barge
                                     Title: Senior Vice President and Controller





Date:   April 4, 2005